DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 88701 -4299
(775) 684 5708
Website: secretaryofstate.biz


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            Articles of Incorporation
               (PURSUANT TO NRS 78)

--------------------------------------------------

Important: Read attached instructions before completing form.            ABOVE SPACE IS FOR OFFICE USE ONLY
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1. NAME OF
   -------
   CORPORATION:                 PETROSEARCH ENERGY CORPORATION
   ------------
--------------------------------------------------------------------------------------------------------------
2. RESIDENT AGENT               Business; Filings Incorporated
   --------------               ------------------------------------------------------------------------------
   NAME AND STREET              Name
   ---------------              6100 Neil Road,  Suite 500                  Reno,          NEVADA      89511
   ADDRESS:                     ------------------------------------------------------                --------
   --------                     Street Address                              City                      Zip Code
   (must be a Nevada address
   -------------------------    ------------------------------------------------------  ------------  --------
   where process may be         Optional Mailing Address                    City            State     Zip Code
   -------------------
   served)
   -------
--------------------------------------------------------------------------------------------------------------
3. SHARES:                                        100,000,000 Common, par $.001
   -------                      Number of shares   20,000,000 Preferred,  par $1     Number of shares
   (number of shares            with par value:               Par value: $           without par value:   -0-
   -----------------                           --------------             ---------                     ------
   corporation
   -----------
   authorized to issue)
   -------------------
--------------------------------------------------------------------------------------------------------------
4. NAMES &                      1. Bradley J. Simmons
   -------                        ----------------------------------------------------------------------------
   ADDRESSES,                   Name
   ----------                   4801 Woodway Drive, Suite 300E,           Houston             TX       77056
   OF BOARD OF                  ------------------------------------------------------  ------------  --------
   -----------                  Street Address                              City            State     Zip Code
   DIRECTORS/TRUSTEES:          2. Don Henrich
   -------------------            ----------------------------------------------------------------------------
   (attach additional page if   Name
   --------------------------   4801 Woodway Drive, Suite 300E,           Houston             TX       77056
   there is more than 3         ------------------------------------------------------  ------------  --------
   --------------------         Street Address                              City            State     Zip Code
   directors/trustees)          3. Richard Dole
   -------------------            ----------------------------------------------------------------------------
                                Name
   (See additional page)        4801 Woodway Drive, Suite 300E,          Houston             TX        77056
                                ------------------------------------------------------  ------------  --------
                                Street Address                             City             State     Zip Code
--------------------------------------------------------------------------------------------------------------
5. PURPOSE:                     The purpose of this Corporation shall be:
   --------
   (optional-see instructions)
   ---------------------------
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6. NAMES, ADDRESS               James M.  Hughes                     /s/ James M.  Hughes
   --------------               -----------------------------------  -----------------------------------------
   AND SIGNATURE OF             Name                                 Signature
   ----------------             1777 N.E.  Loop 410,  Suite 1500        San Antonio          TX        78217
   INCORPORATOR:                ------------------------------------------------------  ------------  --------
   -------------                Address                                     City            State     Zip Code
   (attach additional page if
   --------------------------
   these is more than 1
   --------------------
   incorporator)
   -------------
--------------------------------------------------------------------------------------------------------------
7. CERTIFICATE OF               I hereby accept appointment as Resident Agent for the above named corporation.
   --------------
   ACCEPTANCE OF                /s/ [Illegible]                                                  11/02/04
   -------------                --------------------------------------------------------------  --------------
   APPOINTMENT OF               Authorized Signature of R.A.  or  On Behalf of R.A. Company     Date
   --------------
   RESIDENT AGENT:
   ---------------
-----------------------------------------------------------------------------------------------------------------
This form must be accompanied by appropriate fees.                Nevada Secretary of State Form 78 ARTICLES 2003
See attached fee schedule.                                                                   Revised on: 11/21/03

                  ADDITIONAL PAGES TO ARTICLES OF INCORPORATION

                                       OF

                         PETROSEARCH ENERGY CORPORATION

Additional  Directors:
---------------------

4.   Gerald  Agranoff,  4801  Woodway  Drive,  Suite 300E, Houston, Texas 77056.

5.   Richard  Majeres,  4801  Woodway  Drive,  Suite  300E, Houston, Texas 77056


Additional Provisions:
---------------------

                                  ARTICLE VIII

1.   Preferred  Stock.  The  Preferred  Stock may be issued from time to time in
     ----------------
one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a statement (the "Preferred Stock Designation") to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualification, limitations or restrictions thereof The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

     (a) The designation of the series, which may be by distinguishing number, letter or title.

     (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not Wow the number of shares thereof then outstanding).

     (c) Whether dividends, if any, shall be cumulative or non-cumulative and the dividend rate of the series.

     (d)     The  dates  at  which  dividends,  if  any,  shall  be  payable.

     (e) The redemption rights and price or prices, if any, for shares of the series.

     (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

     (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

     (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

     (i) Restrictions on issuance of shares of the same series or of any class or series.

     (j)     The  voting  rights, if any of the holders of shares of the series.

     (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

2.   Common  Stock.  The  Common  Stock shall be subject to the express terms of
     -------------
the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

3.   Voting  Rights.  Except  as  may  be  provided  in  these  Articles  of
     --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote. At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for those whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

4.   Series  A  8%  Convertible Preferred Stock.  There is hereby authorized and
     ------------------------------------------
established a series of Preferred Stock that shall be designated as "Series A 8% Convertible Preferred Stock" (hereinafter referred to as "Series A Preferred"), and the number of shares constituting such series shall be 1,000,000. Such number of shares may be increased or decreased, but not to a number less than the number of shares of Series A Preferred then issued and outstanding, by resolution adopted by the full Board of Directors. The "Series A Stated Value" per share of the Series A Preferred shall be equal to $1.00.

     (a)     Definitions.  In  addition  to  the definitions set forth elsewhere
             -----------
herein,  the  following  terms  shall  have  the  meanings  indicated:

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to close.

     "Common Stock" shall mean the common stock, $0.001 par value per share, of the Corporation.

     "Series A Conversion Price" shall mean the conversion price per share of Common Stock into which the Series A Preferred is convertible, as such conversion price may be adjusted pursuant to Section 5(h) hereof. The initial Series A Conversion Price is $1.00.

     "Series A Junior Securities" means (i) any class or series of stock issued by the Corporation ranking junior as to the Series A Preferred with respect to payment of distributions or upon liquidation, dissolution, or winding up of the Corporation, and (ii) the Common Stock.

     "Series A Original Issue Date" shall mean the date on which shares of the Series A Preferred are first issued.

     "Series A Parity Security" means any class or series of stock issued by the Corporation ranking on a parity with the Series A Preferred with respect to payment of distributions and upon liquidation, dissolution, or winding up of the Corporation.

     "Person" means any individual, corporation, association, partnership, joint venture, limited liability company, trust, estate, or other entity or organization, other than the Corporation, any subsidiary of the Corporation, any employee benefit plan of the Corporation, any subsidiary of the Corporation, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

     (b)  Dividends  and  Distributions.
          -----------------------------

          (i) The Series A Preferred shall rank senior to all Series A Junior Securities with respect to dividends. The holders of shares of the Series A Preferred shall be entitled to receive, when, as and if declared by the Board of Directors, as legally available, cumulative dividends. The rate of dividends per share shall be expressed as a percentage of the Series A Stated Value in effect at the relevant time and shall be eight percent (8%) per annum. Such dividends on shares of Series A Preferred shall be cumulative from the date such shares are issued, whether or not in any period the Corporation shall be legally permitted to make the payment of such dividends and whether or not such dividends are declared, and shall be payable when, as and if declared by the Board of Directors in cash on each March 31, June 30, September 30, and December 31 in each year, except that if any such date is not a Business Day then such dividends shall be payable on the next succeeding Business Day (as applicable, each a "Dividend Payment Date"). Any dividends that accrue may be paid, at the option and in the sole discretion of the Corporation, in cash or, in whole or in part, in kind by issuing fully paid and non-assessable shares of Common Stock, valued for such purpose at the Series A Conversion Price then in effect. Cumulative dividends shall accrue from and including the date of issuance of such shares to and including a Dividend Payment Date. Such dividends shall accrue whether or not there shall be (at the time such dividend becomes payable or at any other time) profits, surplus, or other funds of the Corporation legally available for the payment of dividends.

          (ii) Dividends shall be calculated on the basis of the time elapsed from and including the date of issuance of such shares to and including the Dividend Payment Date or on any final distribution date relating to conversion or redemption or to a dissolution, liquidation, or winding up of the Corporation. Dividends payable on the shares of Series A Preferred for any period of less than a full calendar year shall be prorated for the partial year on the basis of a 360-day year.

          (iii) Dividends payable on each Dividend Payment Date shall be paid to record holders of the shares of Series A Preferred as they appear on the books of the Corporation at the close of business on the tenth Business Day immediately preceding the respective Dividend Payment Date or on such other record date as may be fixed by the Board of Directors of the Corporation in advance of a Dividend Payment Date, provided that no such record date shall be less than ten nor more than 60 calendar days preceding such Dividend Payment Date. Dividends in arrears may be declared and paid at any time to holders of record on a date not more than 60 days preceding the payment date as may be fixed by the Board of Directors. Dividends paid on shares of Series A Preferred in an amount less than the total amount of such dividends at the time payable shall be allocated pro rata on a share-by-share basis among all shares outstanding.

          (iv) For so long as any shares of Series A Preferred are outstanding, the Corporation shall make no distributions to the holders of Series A Junior Securities unless and until all dividends have been declared and paid on the Series A Preferred for all periods from and after the Series A Original Issue Date.

     (c)   Certain  Covenants  and  Restrictions.  So  long  as  any  shares  of
           -------------------------------------
Series  A  Preferred  are  outstanding;

          (i) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series A Preferred as provided in Section 5(h) such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion of all outstanding shares of Series A Preferred, and all other securities and instruments convertible into shares of Common Stock.

          (ii) The Corporation represents, warrants, and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series A Preferred will, upon issuance, be fully paid and nonassessable.

          (iii) The Corporation shall pay all taxes and other governmental charges (other than any income or franchise taxes) that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of Series A Preferred as provided herein. The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the shares of the Series A Preferred surrendered in connection with the conversion thereof, and in such case the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Corporation's satisfaction that no tax or other charge is due.

     (d)   Liquidation  Preference.

          (i) In the event of any liquidation, dissolution, or winding up of the Corporation (in connection with the bankruptcy or insolvency of the Corporation or otherwise), whether voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of shares of any Series A Junior Securities and after any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Series D Preferred, the holders of the shares of Series A Preferred shall be entitled to receive an amount per share equal to the Series A Stated Value per share held by them, plus all accrued and unpaid dividends on such shares of Series A Preferred. To the extent the available assets are insufficient to fully satisfy such amounts, then the holders of the Series A Preferred shall share ratably in such distribution in the proportion that each holder's shares bears to the total number of shares of Series A Preferred outstanding. No further payment on account of any such liquidation, dissolution or winding up of the Corporation shall be paid to the holders of the shares of Series A Preferred or the holders of any Series A Parity Securities unless there shall be paid at the same time to the holders of the shares of Series A Preferred and the holders of any Series A Parity Securities proportionate amounts determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Series A Preferred and the holders of all such outstanding Series A Parity Securities are respectively entitled with respect to such distribution.

          (ii) After payment of the full amount of the liquidation preference to which the holders of shares of Series A Preferred are entitled, the holders of Common Stock shall share ratably in the distribution of the remaining available assets of the Corporation in the proportion that each holder's shares bears to the total number of shares of Common Stock of the Corporation outstanding. The holders of shares of Series A Preferred shall not be entitled to participate in any distribution pursuant to this Section 4(d)(ii) unless such shares are converted to Common Stock prior to the distribution, in which case, such holder shall not be entitled to participate in the distribution pursuant to Section 4(d)(i).

          (iii) Written notice of any liquidation, dissolution, or winding up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than ten Business Days prior to any payment date stated therein, to the holders of record of the shares of Series A Preferred at their respective addresses as the same shall appear in the records of the Corporation.

     (e)     Redemption  at  Option  of  Company.  Commencing  on  the  first
             -----------------------------------
anniversary of the Series A Original Issue Date, at any time or from time to time, the Corporation shall have the right to redeem all or part of the shares of Series A Preferred for cash at a redemption price equal to the Series A Stated Value per share of, plus all accrued and unpaid dividends on, the shares to be redeemed. To exercise such option, the Corporation shall deliver a notice to any holder or holders of the shares of Series A Preferred to be redeemed pursuant to this Section 4(e) stating the number of shares of Series A Preferred to be redeemed, the redemption price, and the remaining shares of Series A Preferred outstanding and held by such holder after such redemption, if any. Upon receipt of such notice, the holder shall have ten Business Days in which to elect to convert such shares to Common Stock pursuant to Section 4H. If the holder does not surrender their certificate for shares of Series A Preferred pursuant to Section 4H(iii) prior to 5:00 p.m. Central Standard Time on the tenth Business Day following mailing of notice pursuant to this paragraph, then such shares shall be deemed to have been redeemed and the Corporation shall promptly deliver the redemption price to the holder of the shares of the Series A Preferred being redeemed. Upon delivery of the redemption price, the holder shall promptly deliver the certificate or certificates for redeemed shares of Series A Preferred to the Corporation.

     (f)     Reacquired  Shares.  Any  shares of Series A Preferred repurchased,
             ------------------
redeemed, converted or otherwise acquired by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

     (g)     Voting  Rights.  Each  holder of shares of Series A Preferred shall
             --------------
be entitled to cast the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock could be converted (assuming that, notwithstanding the limitation set forth in Section 4(h)(i), the Series A Preferred could be converted on such date) and shall have full voting rights and powers equal to the voting rights and powers of the Common Stock on all matters submitted to the shareholders (except as otherwise expressly provided in the Articles of Incorporation or as required by law, voting together with the Common Stock as a single class, and not as separate classes or series) and shall be entitled to notice of any meeting of shareholders of the Corporation in accordance with the bylaws of the Corporation and as required by law. Fractional votes shall not, however, be permitted and any fractional voting resulting from the above formula (after aggregating all shares into which shares of Series A Preferred held by each holder could be converted) shall be rounded to the nearest higher whole number.

     (h)     Conversion  Rights.  Holders  of shares of Series A Preferred shall
             ------------------
have the right to convert all or a portion of such shares into Common Stock, as follows:

          (i) At any time, each share of Series A Preferred shall be convertible at the option of the holder thereof into fully paid, non-assessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of each share of Series A Preferred shall be determined by dividing the Series A Stated Value of such share of Series A Preferred by the Series A Conversion Price then in effect.

          (ii) In case at any time the Corporation shall (A) subdivide the outstanding shares of Common Stock into a greater number of shares, or (B) combine the outstanding shares of Common Stock into a smaller numerator of shares, then the Series A Conversion Price in effect immediately prior thereto shall be multiplied by the fraction the number of which is the total number of issued and outstanding shares of Common Stock immediately prior to the effectiveness of such action by the Corporation and the denominator which is the total number of issued and outstanding shares of Common Stock immediately after such effectiveness. Such adjustment shall become effective immediately after the effective date of a subdivision, combination or issuance.

          (iii) The conversion of any share of Series A Preferred may be effected by the holder thereof by the surrender of the certificate or certificates therefor, duly endorsed, at the principal offices of the Corporation or to such agent or agents of the Corporation as may be designated by the Board of Directors and by giving written notice to the Corporation that such holder elects to convert the same.

          (iv) As promptly as practicable after the surrender of shares of Series A Preferred for conversion, the Corporation shall issue and deliver or cause to be issued and delivered to the holder of such shares certificates representing the number of fully paid and non-assessable shares of Common Stock into which such shares of Series A Preferred have been converted in accordance with the provisions of this Section 4(h). Subject to the following provisions of this Section 4(h), such conversion shall be deemed to have been made as of the close of business on the date on which the shares of Series A Preferred shall have been surrendered for conversion in the manner herein provided, so that the rights of the holder of the shares of Series A Preferred so surrendered shall cease at such time, and the person or persons entitled to receive the shares of Common Stock upon conversion thereof shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation are closed shall be deemed to have been made, and shall be effective to terminate the rights of the holder or holders of the shares of Series A Preferred so surrendered for conversion and to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes, at the opening of business on the next succeeding day on which such transfer books are open.

          (v) The Corporation shall not be required to issue fractional shares of stock upon the conversion of the Series A Preferred. As to any final fraction of a share which the holder of one or more shares of Series A Preferred would otherwise be entitled to receive upon conversion, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the same fraction of the Series A Conversion Price on the day of conversion.

          (vi) In case the Corporation shall be a party to any transaction (including without limitation, a merger, consolidation, statutory share exchange, sale of all or substantially all of the Corporation's assets, or recapitalization of the Common Stock), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof) (each of the foregoing transactions being referred to as a "Fundamental Change Transaction"), then the shares of Series A Preferred remaining outstanding will thereafter no longer be subject to conversion with Common Stock pursuant to this Section 4(h), but instead each share shall be convertible into the kind and amount of stock and other securities and property receivable (including cash) upon the consummation of such Fundamental Change Transaction by a holder of that number of shares of Common Stock into which one share of Series A Preferred was convertible immediately prior to such Fundamental Change Transaction (including an immediate adjustment of the Series A Conversion Price if by reason of or in connection with such consolidation, merger, or sale any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Series A Conversion Price), assuming such holder of Series A Preferred has failed to elect to have all or a part of such holders' shares redeemed pursuant to Section 4(e) hereof. The provisions of this paragraph shall similarly apply to successive Fundamental Change Transactions.

     (i)     Record  Holders.  The  Corporation  may  deem  and treat the record
             ---------------
holder of any shares of Series A Preferred as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

     (j)     Notice.  Except as may otherwise be provided by law or provided for
             ------
herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Corporation as contemplated in Section 4(h) hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notices sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: If to the Corporation, to its principal executive offices (Attention: Corporate Secretary) or to any agent of the Corporation designated as permitted hereby; or if to a holder of the Series A Preferred, to such holder at the address of such holder of the Series A Preferred as listed in the stock record books of the Corporation, or to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

     (k)     Successors and Transferees.  The provisions applicable to shares of
             --------------------------
Series A Preferred shall bind and inure to the benefit of and be enforceable by the Corporation, the respective successors to the Corporation, and by any record holder of shares of Series A Preferred.

5.   Series  B  Convertible  Preferred  Stock.  There  is  hereby authorized and
     ----------------------------------------
established a series of Preferred Stock that shall be designated as "Series B Convertible Preferred Stock" (hereinafter referred to as "Series B Preferred"), and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased, but not to a number less than the number of shares of Series B Preferred then issued and outstanding, by resolution adopted by the full Board of Directors. The "Series B Stated Value" per share of the Series B Preferred shall be equal to $1.00.

     (a)     Definitions.  In  addition  to  the definitions set forth elsewhere
             -----------
herein,  the  following  terms  shall  have  the  meanings  indicated:

     "Series B Conversion Price" shall mean the conversion price per share of Common Stock into which the Series B Preferred is convertible, as such conversion price may be adjusted pursuant to Section 5(h) hereof. The initial Series B Conversion Price is $0.33.

     "Series B Junior Securities" means (i) any class or series of stock issued by the Corporation ranking junior as to the Series B Preferred with respect to payment of distributions or upon liquidation, dissolution, or winding up of the Corporation, and (ii) the Common Stock.

     "Series B Original Issue Date" shall mean the date on which shares of the Series B Preferred are first issued.

     "Series B Parity Security" means any class or series of stock issued by the Corporation ranking on a parity with the Series B Preferred with respect to payment of distributions and upon liquidation, dissolution, or winding up of the Corporation, including the Series A Convertible Preferred Stock.

     (b)     Dividends  and  Distributions.  The  Series  B  Preferred  shall be
             -----------------------------
entitled to receive dividends on an as-converted basis with shares of Common Stock when, as, and if declared by the Board of Directors out of funs legally available therefor and such dividends shall be non-cumulative.

     (c)     Certain  Covenants  and  Restrictions.  So  long  as  any shares of
             -------------------------------------
Series  B  Preferred  are  outstanding;

          (i) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series B Preferred as provided in Section 5(h) such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion of all outstanding shares of Series B Preferred, and all other securities and instruments convertible into shares of Common Stock.

          (ii) The Corporation represents, warrants, and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series B Preferred will, upon issuance, be fully paid and nonassessable.

          (iii) The Corporation shall pay all taxes and other governmental charges (other than any income or franchise taxes) that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of Series B Preferred as provided herein. The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the shares of the Series B Preferred surrendered in connection with the conversion thereof, and in such case the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Corporation's satisfaction that no tax or other charge is due.

     (d)   Liquidation  Preference.
           -----------------------

          (i) In the event of any liquidation, dissolution, or winding up of the Corporation (in connection with the bankruptcy or insolvency of the Corporation or otherwise), whether voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of shares of any Series B Junior Securities, and after any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of the Series D Preferred , the holders of the shares of Series B Preferred shall be entitled to receive an amount per share equal to the Series B Stated Value per share held by them. To the extent the available assets are insufficient to fully satisfy such amounts, then the holders of the Series B Preferred shall share ratably in such distribution in the proportion that each holder's shares bears to the total number of shares of Series B Preferred outstanding. No further payment on account of any such liquidation, dissolution or winding up of the Corporation shall be paid to the holders of the shares of Series B Preferred or the holders of any Series B Parity Securities unless there shall be paid at the same time to the holders of the shares of Series B Preferred and the holders of any Series B Parity Securities proportionate amounts determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Series B Preferred and the holders of all such outstanding Series Parity Securities are respectively entitled with respect to such distribution.

          (ii) After payment of the full amount of the liquidation preference to which the holders of shares of Series B Preferred are entitled, the holders of Common Stock shall share ratably in the distribution of the remaining available assets of the Corporation in the proportion that each holder's shares bears to the total number of shares of Common Stock of the Corporation outstanding. The holders of shares of Series B Preferred shall not be entitled to participate in any distribution pursuant to this Section 5(d)(ii) unless such shares are converted to Common Stock prior to the distribution, in which case, such holder shall not be entitled to participate in the distribution pursuant to Section 5(d)(i).

          (iii) Written notice of any liquidation, dissolution, or winding up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than ten Business Days prior to any payment date stated therein, to the holders of record of the shares of Series B Preferred at their respective addresses as the same shall appear in the records of the Corporation.

     (e)     Redemption  at  Option  of  Company.  Commencing  on  the  first
             -----------------------------------
anniversary of the Series B Original Issue Date, at any time or from time to time, the Corporation shall have the right to redeem all or part of the shares of Series B Preferred for cash at a redemption price equal to the Series B Stated Value per share of the shares to be redeemed. To exercise such option, the Corporation shall deliver a notice to any holder or holders of the shares of Series B Preferred to be redeemed pursuant to this Section 5(e) stating the number of shares of Series B Preferred to be redeemed, the redemption price, and the remaining shares of Series B Preferred outstanding and held by such holder after such redemption, if any. Upon receipt of such notice, the holder shall have ten Business Days in which to elect to convert such shares to Common Stock pursuant to Section 5(h). If the holder does not surrender their certificate for shares of Series B Preferred pursuant to Section 5(h)(iii) prior to 5:00 p.m. Central Standard Time on the tenth Business Day following mailing of notice pursuant to this paragraph, then such shares shall be deemed to have been redeemed and the Corporation shall promptly deliver the redemption price to the holder of the shares of the Series B Preferred being redeemed. Upon delivery of the redemption price, the holder shall promptly deliver the certificate or certificates for redeemed shares of Series B Preferred to the Corporation.

     (f)     Reacquired  Shares.  Any  shares of Series B Preferred repurchased,
             ------------------
redeemed, converted or otherwise acquired by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

     (g)     Voting  Rights.  Each  holder of shares of Series B Preferred shall
             --------------
be entitled to cast the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock could be converted (assuming that, notwithstanding the limitation set forth in Section 5(h)(i), the Series B Preferred could be converted on such date) and shall have full voting rights and powers equal to the voting rights and powers of the Common Stock on all matters submitted to the shareholders (except as otherwise expressly provided in the Article of Incorporation or as required by law, voting together with the Common Stock as a single class, and not as separate classes or series) and shall be entitled to notice of any meeting of shareholders of the Corporation in accordance with the bylaws of the Corporation and as required by law. Fractional votes shall not, however, be permitted and any fractional voting resulting from the above formula (after aggregating all shares into which shares of Series B Preferred held by each holder could be converted) shall be rounded to the nearest higher whole number.

     (h)     Conversion  Rights.  Holders  of shares of Series B Preferred shall
             ------------------
have the right to convert all or a portion of such shares into Common Stock, as follows:

          (i) Each share of Series B Preferred shall be convertible at the option of the holder thereof into fully paid, non-assessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of each share of Series B Preferred shall be determined by dividing the Series B Stated Value of such share of Series B Preferred by the Series B Conversion Price then in effect.

          (ii) In case at any time the Corporation shall (A) subdivide the outstanding shares of Common Stock into a greater number of shares, or (B) combine the outstanding shares of Common Stock into a smaller numerator of shares, then the Series B Conversion Price in effect immediately prior thereto shall be multiplied by the fraction the number of which is the total number of issued and outstanding shares of Common Stock immediately prior to the effectiveness of such action by the Corporation and the denominator which is the total number of issued and outstanding shares of Common Stock immediately after such effectiveness. Such adjustment shall become effective immediately after the effective date of a subdivision, combination or issuance.

          (iii) The conversion of any share of Series B Preferred may be effected by the holder thereof by the surrender of the certificate or certificates therefor, duly endorsed, at the principal offices of the Corporation or to such agent or agents of the Corporation as may be designated by the Board of Directors and by giving written notice to the Corporation that such holder elects to convert the same.

          (iv) As promptly as practicable after the surrender of shares of Series B Preferred for conversion, the Corporation shall issue and deliver or cause to be issued and delivered to the holder of such shares certificates representing the number of fully paid and non-assessable shares of Common Stock into which such shares of Series B Preferred have been converted in accordance with the provisions of this Section 5(h). Subject to the following provisions of this Section 5(h) such conversion shall be deemed to have been made as of the close of business on the date on which the shares of Series B Preferred shall have been surrendered for conversion in the manner herein provided, so that the rights of the holder of the shares of Series B Preferred so surrendered shall cease at such time, and the person or persons entitled to receive the shares of Common Stock upon conversion thereof shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation are closed shall be deemed to have been made, and shall be effective to terminate the rights of the holder or holders of the shares of Series B Preferred so surrendered for conversion and to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes, at the opening of business on the next succeeding day on which such transfer books are open.

          (v) The Corporation shall not be required to issue fractional shares of stock upon the conversion of the Series B Preferred. As to any final fraction of a share which the holder of one or more shares of Series B Preferred would otherwise be entitled to receive upon conversion, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the same fraction of the Series B Conversion Price on the day of conversion.

          (vi) In case the Corporation shall be a party to a Fundamental Change Transaction, then the shares of Series B Preferred remaining outstanding will thereafter no longer be subject to conversion into Common Stock pursuant to this Section 6(h), but instead each share shall be convertible into the kind and amount of stock and other securities and property receivable (including cash) upon the consummation of such Fundamental Change Transaction by a holder of that number of shares of Common Stock into which one share of Series B Preferred was convertible immediately prior to such Fundamental Change Transaction (including an immediate adjustment of the Series B Conversion Price if by reason of or in connection with such consolidation, merger, or sale any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Series B Conversion Price), assuming such holder of Series B Preferred has failed to elect to have all or a part of such holders' shares redeemed pursuant to Section 6(e) hereof. The provisions of this paragraph shall similarly apply to successive Fundamental Change Transactions.

     (i)     Record  Holders.  The  Corporation  may  deem  and treat the record
             ---------------
holder of any shares of Series B Preferred as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

     (j)     Notice.  Except as may otherwise be provided by law or provided for
             ------
herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Corporation as contemplated in Section 5(h) hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notices sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: If to the Corporation, to its principal executive offices (Attention: Corporate Secretary) or to any agent of the Corporation designated as permitted hereby; or if to a holder of the Series B Preferred, to such holder at the address of such holder of the Series B Preferred as listed in the stock record books of the Corporation, or to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

     (k)     Successors and Transferees.  The provisions applicable to shares of
             --------------------------
Series B Preferred shall bind and inure to the benefit of and be enforceable by the Corporation, the respective successors to the Corporation, and by any record holder of shares of Series B Preferred.

6.   Series  C  Convertible  Preferred  Stock.  There  is  hereby authorized and
     ----------------------------------------
established a series of Preferred Stock that shall be designated as "Series C Convertible Preferred Stock" (hereinafter referred to as "Series C Preferred"), and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased, but not to a number less than the number of shares of Series C Preferred then issued and outstanding, by resolution adopted by the full Board of Directors. The "Series C Stated Value" per share of the Series C Preferred shall be equal to $1.00.

     (a)     Definitions.  In  addition  to  the definitions set forth elsewhere
             -----------
herein,  the  following  terms  shall  have  the  meanings  indicated:

     "Series C Conversion Price" shall mean the conversion price per share of Common Stock into which the Series C Preferred is convertible, as such conversion price may be adjusted pursuant to Section 9 hereof. The initial Series C Conversion Price is $0.33.

     "Series C Junior Securities" means (i) any class or series of stock issued by the Corporation ranking junior as to the Series C Preferred with respect to payment of distributions or upon liquidation, dissolution, or winding up of the Corporation, and (ii) the Common Stock.

     "Series C Original Issue Date" shall mean the date on which shares of the Series C Preferred are first issued.

     "Series C Parity Security" means any class or series of stock issued by the Corporation ranking on a parity with the Series C Preferred with respect to payment of distributions and upon liquidation, dissolution, or winding up of the Corporation.

     "Series C Senior Security" means any class or series of stock issued by the Corporation ranking senior to the Series C Preferred with respect to payment of distributions and upon liquidation, dissolution, or winding up of the Corporation, including the Series A Preferred, Series B Preferred, and Series D Preferred.

     (b)     Dividends  and  Distributions.  The  Series  C  Preferred  shall be
             -----------------------------
entitled to receive dividends on an as-converted basis with shares of Common Stock when, as, and if declared by the Board of Directors out of funds legally available therefor and such dividends shall be non-cumulative.

     (c)     Certain  Covenants  and  Restrictions.  So  long  as  any shares of
             -------------------------------------
Series  C  Preferred  are  outstanding;

          (i) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series C Preferred as provided in Section 6(g) such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion of all outstanding shares of Series C Preferred, and all other securities and instruments convertible into shares of Common Stock.

          (ii) The Corporation represents, warrants, and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series C Preferred will, upon issuance, be fully paid and nonassessable.

          (iii) The Corporation shall pay all taxes and other governmental charges (other than any income or franchise taxes) that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of Series C Preferred as provided herein. The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the shares of the Series C Preferred surrendered in connection with the conversion thereof, and in such case the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Corporation's satisfaction that no tax or other charge is due.

     (d)   Liquidation  Preference.
           -----------------------

          (i) In the event of any liquidation, dissolution, or winding up of the Corporation (in connection with the bankruptcy or insolvency of the Corporation or otherwise), whether voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of shares of any Series C Junior Securities, and after any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any Series C Senior Securities, the holders of the shares of Series C Preferred shall be entitled to receive an amount per share equal to the Series C Stated Value per share held by them. To the extent the available assets are insufficient to fully satisfy such amounts, then the holders of the Series C Preferred shall share ratably in such distribution in the proportion that each holder's shares bears to the total number of shares of Series C Preferred outstanding. No further payment on account of any such liquidation, dissolution or winding up of the Corporation shall be paid to the holders of the shares of Series C Preferred or the holders of any Series C Parity Securities unless there shall be paid at the same time to the holders of the shares of Series C Preferred and the holders of any Series C Parity Securities proportionate amounts determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Series C Preferred and the holders of all such outstanding Parity Securities are respectively entitled with respect to such distribution.

          (ii) After payment of the full amount of the liquidation preference to which the holders of shares of Series C Preferred are entitled, the holders of Common Stock shall share ratably in the distribution of the remaining available assets of the Corporation in the proportion that each holder's shares bears to the total number of shares of Common Stock of the Corporation outstanding. The holders of shares of Series C Preferred shall not be entitled to participate in any distribution pursuant to this Section 6(d)(ii) unless such shares are converted to Common Stock prior to the distribution, in which case, such holder shall not be entitled to participate in the distribution pursuant to Section 6(d)(i).

          (iii) Written notice of any liquidation, dissolution, or winding up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than ten Business Days prior to any payment date stated therein, to the holders of record of the shares of Series C Preferred at their respective addresses as the same shall appear in the records of the Corporation.

     (e)     Redemption at Option of Company.  At any time or from time to time,
             -------------------------------
the Corporation shall have the right to redeem all or part of the shares of Series C Preferred for cash at a redemption price equal to the Series C Stated Value per share of the shares to be redeemed. To exercise such option, the Corporation shall deliver a notice to any holder or holders of the shares of Series C Preferred to be redeemed pursuant to this Section 6(e) stating the number of shares of Series C Preferred to be redeemed, the redemption price, and the remaining shares of Series C Preferred outstanding and held by such holder after such redemption, if any. Upon receipt of such notice, the holder shall have ten Business Days in which to elect to convert such shares to Common Stock pursuant to Section 6(h). If the holder does not surrender their certificate for shares of Series C Preferred pursuant to Section 6(h)(iii) prior to 5:00 p.m. Central Standard Time on the tenth Business Day following mailing of notice pursuant to this paragraph, then such shares shall be deemed to have been redeemed and the Corporation shall promptly deliver the redemption price to the holder of the shares of the Series C Preferred being redeemed. Upon delivery of the redemption price, the holder shall promptly deliver the certificate or certificates for redeemed shares of Series C Preferred to the Corporation.

     (f)     Reacquired  Shares.  Any  shares of Series C Preferred repurchased,
             ------------------
redeemed, converted or otherwise acquired by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

     (g)     Voting  Rights.  Each  holder of shares of Series C Preferred shall
             --------------
be entitled to cast the number of votes equal to the number of shares of Common Stock into which such shares of Series C Preferred Stock could be converted (assuming that, notwithstanding the limitation set forth in Section 6(h)(i), the Series C Preferred could be converted on such date) and shall have full voting rights and powers equal to the voting rights and powers of the Common Stock on all matters submitted to the shareholders (except as otherwise expressly provided in the Article of Incorporation or as required by law, voting together with the Common Stock as a single class, and not as separate classes or series) and shall be entitled to notice of any meeting of shareholders of the Corporation in accordance with the bylaws of the Corporation and as required by law. Fractional votes shall not, however, be permitted and any fractional voting resulting from the above formula (after aggregating all shares into which shares of Series C Preferred held by each holder could be converted) shall be rounded to the nearest higher whole number.

     (h)     Conversion  Rights.  At  any  time  subsequent  to the date 90 days
             ------------------
after the issuance of any shares of Series C Preferred, the holders of such shares of Series C Preferred shall have the right to convert all or a portion of such shares into Common Stock, as follows:

          (i) Each share of Series C Preferred shall be convertible at the option of the holder thereof into fully paid, non-assessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of each share of Series C Preferred shall be determined by dividing the Series C Stated Value of such share of Series C Preferred by the Series C Conversion Price then in effect.

          (ii) In case at any time the Corporation shall (A) subdivide the outstanding shares of Common Stock into a greater number of shares, or (B) combine the outstanding shares of Common Stock into a smaller numerator of shares, then the Series C Conversion Price in effect immediately prior thereto shall be multiplied by the fraction the number of which is the total number of issued and outstanding shares of Common Stock immediately prior to the effectiveness of such action by the Corporation and the denominator which is the total number of issued and outstanding shares of Common Stock immediately after such effectiveness. Such adjustment shall become effective immediately after the effective date of a subdivision, combination or issuance.

          (iii) The conversion of any share of Series C Preferred may be effected by the holder thereof by the surrender of the certificate or certificates therefor, duly endorsed, at the principal offices of the Corporation or to such agent or agents of the Corporation as may be designated by the Board of Directors and by giving written notice to the Corporation that such holder elects to convert the same.

          (iv) As promptly as practicable after the surrender of shares of Series C Preferred for conversion, the Corporation shall issue and deliver or cause to be issued and delivered to the holder of such shares certificates representing the number of fully paid and non-assessable shares of Common Stock into which such shares of Series C Preferred have been converted in accordance with the provisions of this Section 6(h). Subject to the following provisions of this Section 6(h), such conversion shall be deemed to have been made as of the close of business on the date on which the shares of Series C Preferred shall have been surrendered for conversion in the manner herein provided, so that the rights of the holder of the shares of Series C Preferred so surrendered shall cease at such time, and the person or persons entitled to receive the shares of Common Stock upon conversion thereof shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation are closed shall be deemed to have been made, and shall be effective to terminate the rights of the holder or holders of the shares of Series C Preferred so surrendered for conversion and to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes, at the opening of business on the next succeeding day on which such transfer books are open.

          (iv) The Corporation shall not be required to issue fractional shares of stock upon the conversion of the Series C Preferred. As to any final fraction of a share which the holder of one or more shares of Series C Preferred would otherwise be entitled to receive upon conversion, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the same fraction of the Series C Conversion Price on the day of conversion.

          (v)     In  case  the  Corporation  shall  be a party to a Fundamental
     Change Transaction, then the shares of Series C Preferred remaining outstanding will thereafter no longer be subject to conversion into Common Stock pursuant to this Section 6(h), but instead each share shall be convertible into the kind and amount of stock and other securities and property receivable (including cash) upon the consummation of such Fundamental Change Transaction by a holder of that number of shares of Common Stock into which one share of Series C Preferred was convertible immediately prior to such Fundamental Change Transaction (including an immediate adjustment of the Series C Conversion Price if by reason of or in connection with such consolidation, merger, or sale any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Series C Conversion Price), assuming such holder of Series C Preferred has failed to elect to have all or a part of such holders' shares redeemed pursuant to Section 6(e) hereof. The provisions of this paragraph shall similarly apply to successive Fundamental Change Transactions.

     (i)     Record  Holders.  The  Corporation  may  deem  and treat the record
             ---------------
holder of any shares of Series C Preferred as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

     (j)     Notice.  Except as may otherwise be provided by law or provided for
             ------
herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Corporation as contemplated in Section 6(h) hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notices sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: If to the Corporation, to its principal executive offices (Attention: Corporate Secretary) or to any agent of the Corporation designated as permitted hereby; or if to a holder of the Series C Preferred, to such holder at the address of such holder of the Series C Preferred as listed in the stock record books of the Corporation, or to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

     (k)     Successors and Transferees.  The provisions applicable to shares of
             --------------------------
Series C Preferred shall bind and inure to the benefit of and be enforceable by the Corporation, the respective successors to the Corporation, and by any record holder of shares of Series C Preferred.

7.   Series  D 8% Convertible Preferred Stock.  There  is  hereby authorized and
     ----------------------------------------
established a series of Preferred Stock that shall be designated as "Series D 8% Convertible Preferred Stock" (hereinafter referred to as "Series D Preferred"), and the number of shares constituting such series shall be 600,000. Such number of shares may be increased or decreased, but not to a number less than the number of shares of Series D Preferred then issued and outstanding, by resolution adopted by the full Board of Directors. The "Series D Stated Value" per share of the Series D Preferred shall be equal to $1.00.

     (a)     Definitions.  In  addition  to  the definitions set forth elsewhere
             -----------
herein,  the  following  terms  shall  have  the  meanings  indicated:

     "Series D Conversion Price" shall mean the conversion price per share of Common Stock into which the Series D Preferred is convertible, as such conversion price may be adjusted pursuant to Section 9 hereof. The initial Series D Conversion Price is $0.25.

     "Series D Junior Securities" means (i) the Series A Preferred, Series B Preferred, and Series C Preferred, (ii) any class or series of stock issued by the Corporation ranking junior as to the Series D Preferred with respect to payment of distributions or upon liquidation, dissolution, or winding up of the Corporation, and (iii) the Common Stock.

     "Series D Original Issue Date" shall mean the date on which shares of the Series D Preferred are first issued.

     "Series D Parity Security" means any class or series of stock issued by the Corporation ranking on a parity with the Series D Preferred with respect to payment of distributions and upon liquidation, dissolution, or winding up of the Corporation.

     "Series D Senior Security" means any class or series of stock issued by the Corporation ranking senior to the Series D Preferred with respect to payment of distributions and upon liquidation, dissolution, or winding up of the Corporation.

     (b)   Dividends  and  Distributions.
           -----------------------------

     (i) The Series D Preferred shall rank senior to all Series D Junior Securities with respect to dividends. The holders of shares of the Series D Preferred shall be entitled to receive, when, as and if declared by the Board of Directors, as legally available, cumulative dividends.

The rate of dividends per share shall be expressed as a percentage of the Series D Stated Value in effect at the relevant time and shall be eight percent (8%) per annum. Such dividends on shares of Series D Preferred shall be cumulative from the date such shares are issued, whether or not in any period the Corporation shall be legally permitted to make the payment of such dividends and whether or not such dividends are declared, and shall be payable when, as and if declared by the Board of Directors in cash on each March 31, June 30, September 30, and December 31 in each year, except that if any such date is not a Business Day then such dividends shall be payable on the next succeeding Business Day. Any dividends that accrue may be paid, at the option and in the sole discretion of the Corporation, in cash or, in whole or in part, in kind by issuing fully paid and non-assessable shares of Common Stock, valued for such purpose at the Series D Conversion Price then in effect. Cumulative dividends shall accrue from and including the date of issuance of such shares to and including a Dividend Payment Date. Such dividends shall accrue whether or not there shall be (at the time such dividend becomes payable or at any other time) profits, surplus, or other funds of the Corporation legally available for the payment of dividends.

     (ii) Dividends shall be calculated on the basis of the time elapsed from and including the date of issuance of such shares to and including the Dividend Payment Date or on any final distribution date relating to conversion or redemption or to a dissolution, liquidation, or winding up of the Corporation. Dividends payable on the shares of Series A Preferred for any period of less than a full calendar year shall be prorated for the partial year on the basis of a 360-day year.

     (iii) Dividends payable on each Dividend Payment Date shall be paid to record holders of the shares of Series D Preferred as they appear on the books of the Corporation at the close of business on the tenth Business Day immediately preceding the respective Dividend Payment Date or on such other record date as may be fixed by the Board of Directors of the Corporation in advance of a Dividend Payment Date, provided that no such record date shall be less than ten nor more than 60 calendar days preceding such Dividend Payment Date. Dividends in arrears may be declared and paid at any time to holders of record on a date not more than 60 days preceding the payment date as may be fixed by the Board of Directors. Dividends paid on shares of Series A Preferred in an amount less than the total amount of such dividends at the time payable shall be allocated pro rata on a share-by-share basis among all shares outstanding.

     (iv) For so long as any shares of Series D Preferred are outstanding, the Corporation shall make no distributions to the holders of Series D Junior Securities unless and until all dividends have been declared and paid on the Series D Preferred for all periods from and after the Series D Original Issue Date.

     (c)     Certain  Covenants  and  Restrictions.  So  long  as  any shares of
             -------------------------------------
Series  D  Preferred  are  outstanding;

          (i) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series D Preferred as provided in Section 7(g) such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion of all outstanding shares of Series D Preferred, and all other securities and instruments convertible into shares of Common Stock.

          (ii) The Corporation represents, warrants, and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series D Preferred will, upon issuance, be fully paid and nonassessable.

          (iii) The Corporation shall pay all taxes and other governmental charges (other than any income or franchise taxes) that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of Series D Preferred as provided herein. The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the shares of the Series D Preferred surrendered in connection with the conversion thereof, and in such case the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Corporation's satisfaction that no tax or other charge is due.

     (d)   Liquidation  Preference.
           -----------------------

          (i) In the event of any liquidation, dissolution, or winding up of the Corporation (in connection with the bankruptcy or insolvency of the Corporation or otherwise), whether voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence and before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of shares of any Series D Junior Securities, the holders of the shares of Series D Preferred shall be entitled to receive an amount per share equal to the Series D Stated Value per share held by them. To the extent the available assets are insufficient to fully satisfy such amounts, then the holders of the Series D Preferred shall share ratably in such distribution in the proportion that each holder's shares bears to the total number of shares of Series D Preferred outstanding. No further payment on account of any such liquidation, dissolution or winding up of the Corporation shall be paid to the holders of the shares of Series D Preferred or the holders of any Series D Parity Securities unless there shall be paid at the same time to the holders of the shares of Series D Preferred and the holders of any Series D Parity Securities proportionate amounts determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Series D Preferred and the holders of all such outstanding Parity Securities are respectively entitled with respect to such distribution.

          (ii) After payment of the full amount of the liquidation preference to which the holders of shares of Series D Preferred are entitled, the holders of Common Stock shall share ratably in the distribution of the remaining available assets of the Corporation in the proportion that each holder's shares bears to the total number of shares of Common Stock of the Corporation outstanding. The holders of shares of Series D Preferred shall not be entitled to participate in any distribution pursuant to this Section 7(d)(ii) unless such shares are converted to Common Stock prior to the distribution, in which case, such holder shall not be entitled to participate in the distribution pursuant to Section 7(d)(i).

          (iii) Written notice of any liquidation, dissolution, or winding up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than ten Business Days prior to any payment date stated therein, to the holders of record of the shares of Series D Preferred at their respective addresses as the same shall appear in the records of the Corporation.

          (iv) For purposes of this Section 8(d), a liquidation, dissolution, or winding up of the Corporation shall be deemed to be occasioned by, or to include, (a) the acquisition of the Corporation by another person or entity or group of affiliated persons or entities by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, or consolidation (but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation)) that results in the transfer of more than 50% of the outstanding voting power of the Corporation (an "Acquisition"); or
     (b) a sale of all or substantially all of the assets of the Corporation (an "Asset Transfer"). The occurrence of an Acquisition or Asset Transfer shall entitle the holders of Series D Preferred to receive at the closing in cash, securities, or other property the amount as specified in Section 7(d)(i) in liquidation and redemption of their Series B Preferred, unless the holders of a majority of the outstanding shares of Series B Preferred, voting separately as a class, affirmatively vote that such transaction shall not be deemed to be a liquidation or winding up of the Corporation.

     (e)     Redemption at Option of Company.  At any time or from time to time,
             -------------------------------
the Corporation shall have the right to redeem all or part of the shares of Series D Preferred for cash at a redemption price equal to the Series D Stated Value per share of the shares to be redeemed. To exercise such option, the Corporation shall deliver a notice to any holder or holders of the shares of Series D Preferred to be redeemed pursuant to this Section 7(e) stating the number of shares of Series D Preferred to be redeemed, the redemption price, and the remaining shares of Series D Preferred outstanding and held by such holder after such redemption, if any. Upon receipt of such notice, the holder shall have ten Business Days in which to elect to convert such shares to Common Stock pursuant to Section 7(h). If the holder does not surrender their certificate for shares of Series D Preferred pursuant to Section 7(h)(iii) prior to 5:00 p.m. Central Standard Time on the tenth Business Day following mailing of notice pursuant to this paragraph, then such shares shall be deemed to have been redeemed and the Corporation shall promptly deliver the redemption price to the holder of the shares of the Series D Preferred being redeemed. Upon delivery of the redemption price, the holder shall promptly deliver the certificate or certificates for redeemed shares of Series D Preferred to the Corporation.

     (f)     Reacquired  Shares.  Any  shares of Series D Preferred repurchased,
             ------------------
redeemed, converted or otherwise acquired by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

     (g)     Voting  Rights.  Each  holder of shares of Series D Preferred shall
             --------------
be entitled to cast the number of votes equal to the number of shares of Common Stock into which such shares of Series D Preferred Stock could be converted (assuming that, notwithstanding the limitation set forth in Section 7(h)(i), the Series D Preferred could be converted on such date) and shall have full voting rights and powers equal to the voting rights and powers of the Common Stock on all matters submitted to the shareholders (except as otherwise expressly provided in the Article of Incorporation or as required by law, voting together with the Common Stock as a single class, and not as separate classes or series) and shall be entitled to notice of any meeting of shareholders of the Corporation in accordance with the bylaws of the Corporation and as required by law. Fractional votes shall not, however, be permitted and any fractional voting resulting from the above formula (after aggregating all shares into which shares of Series D Preferred held by each holder could be converted) shall be rounded to the nearest higher whole number.

     (h)     Conversion  Rights.  At  any  time  subsequent  to the date 90 days
             ------------------
after the issuance of any shares of Series D Preferred, the holders of such shares of Series D Preferred shall have the right to convert all or a portion of such shares into Common Stock, as follows:

          (i) Each share of Series D Preferred shall be convertible at the option of the holder thereof into fully paid, non-assessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of each share of Series D Preferred shall be determined by dividing the Series D Stated Value of such share of Series D Preferred by the Series D Conversion Price then in effect.

          (ii) In case at any time the Corporation shall (A) subdivide the outstanding shares of Common Stock into a greater number of shares, or (B) combine the outstanding shares of Common Stock into a smaller numerator of shares, then the Series D Conversion Price in effect immediately prior thereto shall be multiplied by the fraction the number of which is the total number of issued and outstanding shares of Common Stock immediately prior to the effectiveness of such action by the Corporation and the denominator which is the total number of issued and outstanding shares of Common Stock immediately after such effectiveness. Such adjustment shall become effective immediately after the effective date of a subdivision, combination or issuance.

          (iii) The conversion of any share of Series D Preferred may be effected by the holder thereof by the surrender of the certificate or certificates therefor, duly endorsed, at the principal offices of the Corporation or to such agent or agents of the Corporation as may be designated by the Board of Directors and by giving written notice to the Corporation that such holder elects to convert the same.

          (iv) As promptly as practicable after the surrender of shares of Series D Preferred for conversion, the Corporation shall issue and deliver or cause to be issued and delivered to the holder of such shares certificates representing the number of fully paid and non-assessable shares of Common Stock into which such shares of Series D Preferred have been converted in accordance with the provisions of this Section 7(h). Subject to the following provisions of this Section 7(h), such conversion shall be deemed to have been made as of the close of business on the date on which the shares of Series D Preferred shall have been surrendered for conversion in the manner herein provided, so that the rights of the holder of the shares of Series D Preferred so surrendered shall cease at such time, and the person or persons entitled to receive the shares of Common Stock upon conversion thereof shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation are closed shall be deemed to have been made, and shall be effective to terminate the rights of the holder or holders of the shares of Series D Preferred so surrendered for conversion and to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes, at the opening of business on the next succeeding day on which such transfer books are open.

          (iv) The Corporation shall not be required to issue fractional shares of stock upon the conversion of the Series D Preferred. As to any final fraction of a share which the holder of one or more shares of Series D Preferred would otherwise be entitled to receive upon conversion, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the same fraction of the Series D Conversion Price on the day of conversion.

          (v)     In  case  the  Corporation  shall  be a party to a Fundamental
     Change Transaction, then the shares of Series D Preferred remaining outstanding will thereafter no longer be subject to conversion into Common Stock pursuant to this Section 7(h), but instead each share shall be convertible into the kind and amount of stock and other securities and property receivable (including cash) upon the consummation of such Fundamental Change Transaction by a holder of that number of shares of Common Stock into which one share of Series D Preferred was convertible immediately prior to such Fundamental Change Transaction (including an immediate adjustment of the Series D Conversion Price if by reason of or in connection with such consolidation, merger, or sale any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Series D Conversion Price), assuming such holder of Series D Preferred has failed to elect to have all or a part of such holders' shares redeemed pursuant to Section 7(e) hereof. The provisions of this paragraph shall similarly apply to successive Fundamental Change Transactions.

     (i)     Record  Holders.  The  Corporation  may  deem  and treat the record
             ---------------
holder of any shares of Series D Preferred as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

     (j)     Notice.  Except as may otherwise be provided by law or provided for
             ------
herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Corporation as contemplated in Section 7(h) hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notices sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: If to the Corporation, to its principal executive offices (Attention: Corporate Secretary) or to any agent of the Corporation designated as permitted hereby; or if to a holder of the Series D Preferred, to such holder at the address of such holder of the Series D Preferred as listed in the stock record books of the Corporation, or to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

     (k)     Successors and Transferees.  The provisions applicable to shares of
             --------------------------
Series D Preferred shall bind and inure to the benefit of and be enforceable by the Corporation, the


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
respective successors to the Corporation, and by any record holder of shares of Series D Preferred.

                                   ARTICLE IX

     The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities, rights (the "Rights") entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

     (a) The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights;

     (b) Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation; and

     (c) Provisions that adjust the number or exercise price of the Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split or recapitalization of any capital stock of the Corporation, a change in ownership of the Corporation's securities or a reorganization, merger, consolidation, sale of assets, or other occurrence relating to the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights.

                                    ARTICLE X

     The corporation will not commence business until it has received for the issuance of shares consideration of the value of One Thousand Dollars ($1,000.00) consisting of money, labor performed or property actually received.

                                   ARTICLE XI

     No holder of stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the Corporation or any additional stock to be issued whether or not by reason of any increase of the authorized capital stock of the Corporation, or any bonds, certificates of indebtedness, debentures or other securities convertible into stock or such. additional authorized issuance of new stock, but rather such stock, bonds, certificates of indebtedness, debentures and other securities may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms as may be. deemed advisable by the Board of Directors in the exercise of their discretion.


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
                                   ARTICLE XII

     The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for creating, defining, limiting and regulating the powers of the Corporation, the directors and the stockholders.

     (a) Subject to any limitation contained in the bylaws, the Board of Directors may make bylaws, and from time to time may alter, amend, or repeal any bylaws, but any bylaws made by the Board of Directors may be altered, amended, or repealed by the stockholders at any meeting of stockholders by the affirmative vote of the holders of at least 66-2/3% of the outstanding shares entitled to vote thereon, provided notice that an amendment is to be considered and acted upon is inserted in the notice of waiver of notice of such meeting.

     (b) Any vote or votes authorizing liquidation of the Corporation or proceedings for its dissolution may provide, subject to (i) any agreements among and between stockholders, (ii) the rights of creditors, and (iii) rights expressly provided for particular classes or series of stocks, for the distribution pro rata among the stockholders of the Corporation of the assets of the Corporation, wholly or in part in kind, whether such assets be in cash or other property, and may authorize the Board of Directors of the Corporation to determine the value of the different assets of the Corporation for the purpose of such liquidation and may divide such assets or any part thereof among the stockholders of the Corporation in such manner that every stockholder will receive a proportionate amount in value (determined as aforesaid) of cash or property of the Corporation upon such liquidation or dissolution even though each stockholder may not receive a strictly proportionate part of each such asset.

     (c) The Corporation shall, to the maximum extent permitted from time to time under the Act, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to be a director or officer of the Corporation, or while a director or officer is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys' fees and expenses), judgments, fines, penalties and amounts paid in settlement or incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to be a director or officer of the Corporation, or while a director or officer is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys' fees and expenses), judgments, fines, penalties and amounts paid in settlement or incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any repeal or modification of the foregoing provisions of this Article XII shall be prospective only and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

     (d) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted under the Act, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for actions or omissions giving rise to liability under Section 78.138, 78.139 or
78.140 of the Nevada Revised Statutes, or (iv) for any transaction from which the director derived an improper personal benefit. If the Nevada Revised
Statutes are amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes as so amended. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification. of Preferred Stock issued by the Corporation shall have the right, voting separately, by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Directors' Resolutions applicable thereto, and such directors shall not be subject to the provisions of this Article XII unless expressly provided by such terms.

                                  ARTICLE XIII

     Any action required by the Act to be taken at any annual or special meeting or any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                   ARTICLE XIV

     Election of directors need not be by written ballot unless the bylaws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Nevada, as the bylaws may provide. The books of the Corporation may be kept (subject to any provisions contained in the Act) outside of the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or the bylaws of the Corporation.

                                   ARTICLE XV

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner set forth below, and all rights and conferred upon the directors or stockholders of the Corporation herein or in any amendment hereof are granted subject to this reservation.

     The affirmative vote of the holders of at least 75% of the then outstanding shares entitled to vote thereon and the affirmative vote of the holders of at least 75% of the then outstanding shares of each class of stock of the Corporation voting separately as a class, shall be required to adopt any amendment to Articles IX, XII, XIII, and XV of these Articles of Incorporation of the Corporation.

     The affirmative vote of the holders of at least a majority of the then outstanding shares entitled to vote thereon and the affirmative vote of the holders of at least a majority of the then outstanding shares of each class of stock of the Corporation voting together as a class, shall be required to adopt any amendment to the name of the Corporation, its duration or to Sections VIII, X, and XIV of these Articles of Incorporation of the Corporation.


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